(Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:
[   ]  Preliminary Proxy Statement        [   ]  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by rule 14a-6(e)(2))

[   ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[X  ]  Soliciting Material Pursuant to Rule 14a-12

                           SANDATA TECHNOLOGIES, INC.
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                (Name of Registrant as Specified in Its Charter)
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

  [ ]  No fee required.

  [X] Fee computed on table below per Exchange Act Rules 14a-6 (i) (1) and 0-11.

      (1)  Title of each class of securities to which transaction applies:
           Sandata Technologies, Inc. Common Stock, par value $.001 per share
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      (2)  Aggregate number of securities to which transaction applies:
           2,481,806 shares of Sandata Technologies, Inc. Common Stock, par value $.001 per share
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      (3) Per  unit  price  or other  underlying  value of  transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
          The filing fee was determined based upon the sum of (a) the product of 665,208 shares of common stock and the merger consideration of $1.91 per share and (b) the product of options to purchase 20,000 shares of common stock and $.91 (which is the difference between the merger consideration of $1.91 per share of common stock and the exercise price of $1.00 per share of common stock of each of the 20,000 shares covered by the outstanding options). In accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, the filing fee represents one-50th of one percent of the total transaction fee.

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     (4)  Proposed maximum aggregate value of transaction: $1,288,747

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     (5)  Total fee paid: $258

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  [  ]  Fee paid previously with preliminary materials.

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     [X] Check box if any part of the fee is offset as provided by Exchange  Act
Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid: $258

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(2)      Form, Schedule or Registration Statement No.: Schedule 14A

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(3)      Filing Party: Sandata Technologies, Inc.

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(4)      Date Filed:  November 15, 2002

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Sandata  Technologies Enters into Nonbinding Agreement
with Stockholders to Settle Lawsuit for $2.21 per share

     Port Washington, NY, January 3, 2003 - Sandata Technologies,  Inc. (NASDAQ:
SAND) announced today that it has executed a nonbinding Memorandum of Understanding among Sandata, the members of its Board of Directors and the plaintiffs in two purported class action lawsuits styled Seitler v. Sandata Technologies, Inc., et al. Civil Action No. 19886-NC, and Yetzer v. Sandata Technologies, Inc., et al. Civil Action No. 19903-NC. The lawsuits, which were consolidated pursuant to an Order of Consolidation entered on October 22, 2002 by the Court of Chancery of the State of Delaware, allege that the defendants breached their fiduciary duties to Sandata and its public stockholders in connection with Sandata Acquisition Corp.'s August 5, 2002 proposal to acquire all of the outstanding public shares of Sandata. The consolidated actions also allege, among other things, that the directors serving on the Special Committee of the Board of Directors of Sandata are not independent and that the consideration to be received under Sandata Acquisition Corp.'s proposal is inadequate.

     Pursuant to the Memorandum, Sandata Acquisition Corp. agreed to increase its offer set forth in the Merger Agreement, dated as of October 28, 2002, by and among Sandata Acquisition Corp., Bert E. Brodsky, Hugh Freund, Gary Stoller and Sandata, to $2.21 for each outstanding share of Sandata common stock. The Memorandum also provides for the parties to the lawsuits to use their best efforts to agree upon, execute, and present to the Court a formal Stipulation of Settlement in order to obtain the approval of the Court of the settlement and release of the consolidated actions. The parties agreed that the Stipulation of Settlement will provide, among other things, (i) that Sandata Acquisition Corp. will increase its offer contained in the merger agreement to $2.21 per share of Sandata common stock and (ii) for a complete release and settlement of all claims against Sandata, the members of its Board, Sandata Acquisition Corp. and their respective predecessors, successors, assignees, parents, subsidiaries, counsel, accountants, attorneys, affiliates, agents and representatives, including without limitation, investment banks or bankers or commercial banks and any past, present, or future officers, directors, or employees of defendants and their predecessors, successors, assignees, parents, subsidiaries, counsel, accountants, attorneys, affiliates, agents and representatives, which have been, or could have been, asserted relating to Sandata Acquisition Corp.'s proposal. The Memorandum further provides that the parties to the consolidated actions will petition the Court for final certification of a non-opt out class defined as all holders of Sandata common stock as of August 5, 2002, through and including the closing date of the Merger Agreement. The settlement contemplated by the Memorandum is subject to the execution of a formal Stipulation and Settlement, the consummation of the merger transaction with Sandata Acquisition Corp. for $2.21 per share of Sandata common stock, final approval of the Court of the settlement, including certification of a class, and the dismissal of the consolidated actions by the Court. The Memorandum also provides that, subject to approval of the Court, Sandata will pay plaintiffs' attorneys fees and expenses in an amount not to exceed $60,000.

     SANDATA WILL FILE A PROXY STATEMENT AND OTHER DOCUMENTS REGARDING THE MERGER AGREEMENT DESCRIBED IN THIS PRESS RELEASE WITH THE SEC. SANDATA STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.

     Stockholders of the Company will be able to obtain a copy of the proxy statement and other relevant documents filed with the SEC free-of-charge (when available) from the SEC's website at www.sec.gov. The proxy statement will also be available upon request by contacting the Company at our principal office, 26 Harbor Park Drive, Port Washington, New York 11050, 516 484-4400.

     The Company is a leading provider of advanced Information Technology (IT) solutions for payroll and billing, electronic time and attendance services and IT support services.

     This press release contains forward-looking statements which involve known and unknown risks and uncertainties or other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. When used herein, the words "may", "could", "will", "believes", "anticipates", "expects" and similar expressions identify forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. For a discussion of such risks and uncertainties, including but not limited to those discussed above in this press release, as well as risks relating to developments in and regulation of the health-care industry, new technology developments, competitive bidding, risks and uncertainties associated with the Internet and Internet-related products, and other factors, readers are urged to carefully review and consider various disclosures made by the Company in its Annual Report on Form 10K-SB for the most recently completed fiscal year and other Securities and Exchange Commission filings